UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22350
Global Opportunities Portfolio
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
April 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Global Opportunities Portfolio

April 30, 2011

Consolidated Portfolio of Investments (Unaudited)

Mortgage Pass-Throughs — 33.4%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
2.998%, with maturity at 2035(1)	$2,127,802	$2,220,472
4.343%, with maturity at 2030(1)	975,324	1,056,398
6.50%, with maturity at 2030	7,013,626	7,979,498
7.00%, with various maturities to 2035	11,267,361	12,972,346
7.50%, with maturity at 2034	2,965,615	3,483,266
8.00%, with maturity at 2026	2,819,521	3,292,622

		$31,004,602

Federal National Mortgage Association:
3.843%, with maturity at 2035(1)	$2,563,590	$2,765,483
4.378%, with maturity at 2035(1)	5,549,811	6,011,139
5.00%, with various maturities to 2018	7,075,206	7,564,316
6.00%, with various maturities to 2032	3,525,565	3,877,868
6.50%, with various maturities to 2029	10,599,441	11,973,156
7.00%, with various maturities to 2036(2)	22,085,367	25,239,275
7.50%, with maturity at 2035	17,416,926	20,393,944
8.50%, with maturity at 2032	1,164,130	1,428,521
9.50%, with maturity at 2020	3,358,311	4,059,167

		$83,312,869

Government National Mortgage Association:
7.00%, with various maturities to 2035	$32,222,102	$37,415,676
7.50%, with various maturities to 2022	3,532,114	4,121,230

		$41,536,906

Total Mortgage Pass-Throughs
(identified cost $146,687,039)		$155,854,377

Collateralized Mortgage Obligations — 2.6%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
Series 2182, Class ZC, 7.50%, 9/15/29	$638,957	$704,400

		$704,400

Federal National Mortgage Association:
Series 1994-42, Class K, 6.50%, 4/25/24	$1,199,208	$1,342,681
Series 2009-62, Class WA, 5.553%, 8/25/39(3)	7,308,569	8,020,385
Series G94-7, Class PJ, 7.50%, 5/17/24	1,595,772	1,856,219

		$11,219,285

Total Collateralized Mortgage Obligations
(identified cost $11,380,255)		$11,923,685

Commercial Mortgage-Backed Securities — 10.1%

	Principal
Security	Amount	Value

COMM, Series 2004-LB2A, Class A4, 4.715%, 3/10/39	$15,000,000	$15,952,702
CSFB, Series 2004-C1, Class A4, 4.75%, 1/15/37(3)	15,000,000	15,898,224
MLMT, Series 2003-KEY1, Class A4, 5.236%, 11/12/35(3)	14,000,000	14,995,074

Total Commercial Mortgage-Backed Securities
(identified cost $44,161,498)		$46,846,000

U.S. Government Agency Obligations — 11.7%

	Principal
Security	Amount	Value

Federal Home Loan Bank:
5.365%, 9/9/24	$3,300,000	$3,703,494
5.375%, 9/30/22	8,300,000	9,385,981
5.375%, 8/15/24	2,700,000	3,033,612
5.75%, 6/12/26	8,150,000	9,575,321

		$25,698,408

United States Agency for International Development - Israel:
5.50%, 12/4/23	$5,000,000	$5,728,770
5.50%, 4/26/24	20,000,000	22,985,500

		$28,714,270

Total U.S. Government Agency Obligations
(identified cost $52,250,259)		$54,412,678

U.S. Treasury Obligations — 0.4%

	Principal
Security	Amount	Value

U.S. Treasury Note, 4.875%, 6/30/12	$2,000,000	$2,107,266

Total U.S. Treasury Obligations
(identified cost $2,016,685)		$2,107,266

Precious Metals — 8.6%

	Troy
Description	Ounces	Value

Gold(4)	25,569	$39,955,634

Total Precious Metals
(identified cost $34,922,701)		$39,955,634

See notes to consolidated financial statements

Global Opportunities Portfolio

April 30, 2011

Consolidated Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 21.4%

Foreign Government Securities — 11.1%

		Principal
Security		Amount	Value

Malaysia — 11.1%

Malaysia Treasury Bill, 0.00%, 6/30/11	MYR	25,474,000	$8,560,133
Malaysia Treasury Bill, 0.00%, 7/19/11	MYR	20,682,000	6,942,501
Malaysia Treasury Bill, 0.00%, 7/21/11	MYR	22,078,000	7,408,611
Malaysia Treasury Bill, 0.00%, 8/9/11	MYR	45,158,000	15,129,263
Malaysia Treasury Bill, 0.00%, 8/23/11	MYR	20,736,000	6,941,120
Malaysia Treasury Bill, 0.00%, 8/24/11	MYR	19,512,000	6,529,680

Total Malaysia			$51,511,308

Total Foreign Government Securities
(identified cost $50,708,060)			$51,511,308

Other Securities — 10.3%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.16%(5)		$48,166	$48,165,943

Total Other Securities
(identified cost $48,165,943)			$48,165,943

Total Short-Term Investments
(identified cost $98,874,003)			$99,677,251

Total Investments — 88.2%
(identified cost $390,292,440)			$410,776,891

Other Assets, Less Liabilities — 11.8%			$55,173,754

Net Assets — 100.0%			$465,950,645

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

MYR	- Malaysian Ringgit
COMM	- Commercial Mortgage Pass-Through Certificate
CSFB	- Credit Suisse First Boston Mortgage Securities Corp.
MLMT	- Merrill Lynch Mortgage Trust

(1)	Adjustable rate mortgage security. Rate shown is the rate at April 30, 2011.
(2)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.
(3)	Weighted average fixed-rate coupon that changes/updates monthly.
(4)	Non-income producing.
(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2011.

See notes to consolidated financial statements

Global Opportunities Portfolio

April 30, 2011

Consolidated Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2011

Investments —
Securities of unaffiliated issuers, at value (identified cost, $307,203,796)	$322,655,314
Affiliated investment, at value (identified cost, $48,165,943)	48,165,943
Precious metals, at value (identified cost, $34,922,701)	39,955,634

Total Investments, at value (identified cost, $390,292,440)	$410,776,891
Cash	1,469,547
Foreign currency – Yuan Renminbi, at value (identified cost, $52,847,473)	53,881,085
Foreign currency – other, at value (identified cost, $198,678)	198,570
Interest receivable	1,443,850
Interest receivable from affiliated investment	10,367
Receivable for investments sold	51,445
Receivable for open forward foreign currency exchange contracts	2,224,335

Total assets	$470,056,090

Liabilities

Payable for open forward foreign currency exchange contracts	$3,705,042
Payable to affiliates:
Investment adviser fee	234,343
Trustees’ fees	1,408
Accrued expenses	164,652

Total liabilities	$4,105,445

Net Assets applicable to investors’ interest in Portfolio	$465,950,645

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$445,913,397
Net unrealized appreciation	20,037,248

Total	$465,950,645

See notes to consolidated financial statements

Global Opportunities Portfolio

April 30, 2011

Consolidated Statement of Operations (Unaudited)

Six Months Ended
Investment Income	April 30, 2011

Interest (net of foreign taxes, $265,113)	$7,589,931
Interest allocated from affiliated investment	79,206
Expenses allocated from affiliated investment	(3,873)

Total investment income	$7,665,264

Expenses

Investment adviser fee	$1,415,086
Trustees’ fees and expenses	7,969
Custodian fee	117,627
Legal and accounting services	69,816
Miscellaneous	7,824

Total expenses	$1,618,322

Deduct —
Reduction of custodian fee	$197

Total expense reductions	$197

Net expenses	$1,618,125

Net investment income	$6,047,139

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,234,002)
Investment transactions allocated from affiliated investment	1,045
Foreign currency and forward foreign currency exchange contract transactions	322,121

Net realized loss	$(1,910,836)

Change in unrealized appreciation (depreciation) —
Investments (including net increase of $5,191,504 from precious metals)	$1,399,862
Foreign currency and forward foreign currency exchange contracts	979,755

Net change in unrealized appreciation (depreciation)	$2,379,617

Net realized and unrealized gain	$468,781

Net increase in net assets from operations	$6,515,920

See notes to consolidated financial statements

Global Opportunities Portfolio

April 30, 2011

Consolidated Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2011	Period Ended
Increase (Decrease) in Net Assets	(Unaudited)	October 31, 2010(1)

From operations —
Net investment income	$6,047,139	$10,230,082
Net realized gain (loss) from investment transactions, spread lock swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(1,910,836)	18,120
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	2,379,617	7,408,977

Net increase in net assets from operations	$6,515,920	$17,657,179

Capital transactions —
Contributions	$89,043,490	$297,925,505
Withdrawals	(36,996,150)	(175,479,081)
Transfer of assets (see Note 4)	—	267,283,782

Net increase in net assets from capital transactions	$52,047,340	$389,730,206

Net increase in net assets	$58,563,260	$407,387,385

Net Assets

At beginning of period	$407,387,385	$—

At end of period	$465,950,645	$407,387,385

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.

See notes to consolidated financial statements

Global Opportunities Portfolio

April 30, 2011

Consolidated Supplementary Data

	Six Months Ended
	April 30, 2011		Period Ended
Ratios/Supplemental Data	(Unaudited)		October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.70	%(3)	0.72	%(3)
Net investment income	2.63	%(3)	2.45	%(3)
Portfolio Turnover	5	%(4)	18	%(4)

Total Return	1.45	%(4)	3.10	%(4)

Net assets, end of period (000’s omitted)	$465,951		$407,387

(1)	For the period from the start of business, November 20, 2009, to October 31, 2010.
(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(3)	Annualized.
(4)	Not annualized.

See notes to consolidated financial statements

Global Opportunities Portfolio

April 30, 2011

Notes to Consolidated Financial Statements (Unaudited)

1 Significant Accounting Policies

Global Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2011, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 85.9% and 14.1%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GOP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at April 30, 2011 were $41,388,755 or 8.9% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Withholding taxes on foreign interest have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

Global Opportunities Portfolio

April 30, 2011

Notes to Consolidated Financial Statements (Unaudited) — continued

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of April 30, 2011, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial period of operations from November 20, 2009 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J Spread Lock Swap Contracts — A spread lock swap contract allows the user to lock in the forward differential (or spread) between the swap rate and a specified benchmark on an interest rate swap contract. These contracts involve commitments to pay or receive a settlement amount calculated based on the difference between the swap spread and an agreed upon fixed spread, the notional amount of the agreement and the duration of the swap. During the term of the outstanding spread lock swap contract, changes in the underlying value of the swap are recorded as unrealized gains or losses. Payments received or made at the termination of the spread lock swap contract are recorded as realized gains or losses. Upon termination, the Portfolio is obligated to enter into the interest rate swap agreement which can be closed at any time up to the maturity date at the then current value. The Portfolio is exposed to credit loss in the event of non-performance by the counterparty.

K Forward Sale Commitments — The Portfolio may enter into forward sale commitments to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio’s policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

L Interim Consolidated Financial Statements — The interim consolidated financial statements relating to April 30, 2011 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the consolidated financial statements.

Global Opportunities Portfolio

April 30, 2011

Notes to Consolidated Financial Statements (Unaudited) — continued

2 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the six months ended April 30, 2011, the Portfolio’s investment adviser fee totaled $1,415,086 or 0.615% (annualized) of the Portfolio’s consolidated average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the six months ended April 30, 2011, BMR reimbursed the Portfolio $1,324 for a trading error. The effect of the loss incurred and the reimbursement by BMR of such amount had no impact on total return.

3 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, and including maturities and paydowns, for the six months ended April 30, 2011 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$18,515,093	$—
U.S. Government and Agency Securities	—	15,555,989

	$18,515,093	$15,555,989

4 Transfer of Assets

On December 10, 2009, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund transferred investments and related assets of $240,087,243 and $27,196,539, respectively, including net unrealized appreciation of $9,150,290 and $1,098,364, respectively, in exchange for an interest in the Portfolio. The transactions were structured for tax purposes to qualify as tax free exchanges under the Internal Revenue Code.

5 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$390,114,294

Gross unrealized appreciation	$20,662,597
Gross unrealized depreciation	—

Net unrealized appreciation	$20,662,597

6 Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of

Global Opportunities Portfolio

April 30, 2011

Notes to Consolidated Financial Statements (Unaudited) — continued

financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2011 is as follows:

Forward Foreign Currency Exchange Contracts
Sales
				Net Unrealized
Settlement Date	Deliver	In Exchange For	Counterparty	Depreciation

5/16/11	Euro 106,600,000	United States Dollar 154,129,209	Goldman Sachs, Inc.	$(3,705,042)

Purchases
				Net Unrealized
Settlement Date	In Exchange For	Deliver	Counterparty	Appreciation

5/16/11	Mexican Peso 145,679,000	United States Dollar 12,270,185	Standard Bank	$369,944
5/18/11	Swedish Krona 347,810,371	Euro 38,498,447	Goldman Sachs, Inc.	517,284
5/23/11	Indonesian Rupiah 139,520,000,000	United States Dollar 15,996,331	Credit Suisse	287,761
5/25/11	Mexican Peso 51,291,000	United States Dollar 4,369,282	Credit Suisse	77,500
5/26/11	Polish Zloty 69,440,000	Euro 17,448,990	HSBC Bank USA	275,500
5/31/11	Indian Rupee 736,000,000	United States Dollar 16,247,241	Credit Suisse	310,750
5/31/11	Norwegian Krone 97,008,077	Euro 12,458,736	Goldman Sachs, Inc.	21,070
6/20/11	South Korean Won 18,322,000,000	United States Dollar 16,756,139	Citigroup Global Markets	364,526

				$2,224,335

At April 30, 2011, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Portfolio engages in forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

The Portfolio enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2011, the fair value of derivatives with credit-related contingent features in a net liability position was $3,166,688. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $2,928,362 at April 30, 2011.

The non-exchange traded derivatives in which the Portfolio invests, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At April 30, 2011, the maximum amount of loss the Portfolio would incur due to counterparty risk was $2,224,335, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $676,011. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At April 30, 2011, the maximum amount of loss the Portfolio would incur due to

Global Opportunities Portfolio

April 30, 2011

Notes to Consolidated Financial Statements (Unaudited) — continued

counterparty risk would be reduced by approximately $538,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward Foreign Currency Exchange Contracts	$2,224,335	$(3,705,042)

(1)	Consolidated Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.
(2)	Consolidated Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2011 was as follows:

Realized Gain (Loss)
	on Derivatives	Change in Unrealized
	Recognized	Appreciation (Depreciation) on
Derivative	in Income(1)	Derivatives Recognized in Income(2)

Forward Foreign Currency Exchange Contracts	$459,604	$(53,733)

(1)	Consolidated Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.
(2)	Consolidated Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended April 30, 2011, which is indicative of the volume of this derivative type, was approximately $423,000,000.

7 Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2011.

8 Risks Associated with Foreign Investments and Currencies

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

Global Opportunities Portfolio

April 30, 2011

Notes to Consolidated Financial Statements (Unaudited) — continued

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2011, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Mortgage Pass-Throughs	$—	$155,854,377	$—	$155,854,377
Collateralized Mortgage Obligations	—	11,923,685	—	11,923,685
Commercial Mortgage-Backed Securities	—	46,846,000	—	46,846,000
U.S. Government Agency Obligations	—	54,412,678	—	54,412,678
U.S. Treasury Obligations	—	2,107,266	—	2,107,266
Precious Metals	39,955,634	—	—	39,955,634
Short-Term Investments
Foreign Government Securities	—	51,511,308	—	51,511,308
Other Securities		48,165,943		48,165,943

Total Investments	$39,955,634	$370,821,257	$—	$410,776,891

Forward Foreign Currency Exchange Contracts	$—	$2,224,335	$—	$2,224,335

Total	$39,955,634	$373,045,592	$—	$413,001,226

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(3,705,042)	$—	$(3,705,042)

Total	$—	$(3,705,042)	$—	$(3,705,042)

The Portfolio held no investments or other financial instruments as of October 31, 2010 whose fair value was determined using Level 3 inputs. At April 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the six months then ended was not significant.

Eaton Vance
Global Opportunities Portfolio

April 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance
Global Opportunities Portfolio

April 30, 2011

Board of Trustees’ Contract Approval — continued

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Global Opportunities Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management, including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors relevant to investment in a broad range of income securities. The Board noted the Adviser’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Portfolio Performance

In light of the Portfolio’s relatively brief operating history, the Board concluded that additional time is required to evaluate the Portfolio’s performance.

Eaton Vance
Global Opportunities Portfolio

April 30, 2011

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Portfolio’s management fees and the Portfolio’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Portfolio has established a wholly-owned subsidiary for the primary purpose of investing in commodity-related investments. The subsidiary is managed by the Adviser pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on Portfolio expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Portfolio currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Portfolio to continue to benefit from economies of scale in the future.

Global Opportunities Portfolio

April 30, 2011

Officers and Trustees

Officers of Global Opportunities Portfolio

Mark S. Venezia President Payson F. Swaffield Vice President Barbara E. Campbell Treasurer	Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of Global Opportunities Portfolio

Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout

*	Interested Trustee

Item 2. Code of Ethics
Not required in this filing.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Global Opportunities Portfolio

By:	/s/ Mark S. Venezia
Mark S. Venezia
President

Date:	June 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
Global Opportunities Portfolio

By:	Mark S. Venezia
Mark S. Venezia
President

Date:	June 14, 2011

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 14, 2011